Income Taxes - Reconciliation of the Beginning and Ending Amount of Valuation Allowance (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
SEC Schedule, 12-09, Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at beginning of year	$ 284	$ 156	$ 171
Net charges to expense	86	120	1
Tax rate change	39	8	0
Provision to return adjustment	3	0	0
Expiration of tax attributes	0	0	(15)
Balance at end of year	$ 412	$ 284	$ 156